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                                                                    EXHIBIT 23.1


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K/A, into Computer Motion Inc.'s previously filed Registration Statement File Nos. 333-37406, 333-44274, 333-51646, 333-58962 and 333-65952.


/s/ Arthur Andersen LLP

Los Angeles, California
August 27, 2001